POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-3, or other appropriate Form, relating to the offer of up to $1,700,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $756,683,000 unissued balance of pass through certificates under a shelf registration statement of Continental Airlines, Inc. that became effective on December 8, 1999), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  September 12, 2000


                              /S/ GORDON M. BETHUNE
                              ----------------------------------------------
                              Gordon M. Bethune
                              Chairman of the Board, Chief Executive Officer and Director
                              Continental Airlines, Inc.

                                POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-3, or other appropriate Form, relating to the offer of up to $1,700,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $756,683,000 unissued balance of pass through certificates under a shelf registration statement of Continental Airlines, Inc. that became effective on December 8, 1999), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  September 12, 2000


                              /S/ LAWRENCE W. KELLNER
                              ----------------------------------------------
                              Lawrence W. Kellner
                              Executive Vice President and
                              Chief Financial Officer
                              Continental Airlines, Inc.

                                POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-3, or other appropriate Form, relating to the offer of up to $1,700,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $756,683,000 unissued balance of pass through certificates under a shelf registration statement of Continental Airlines, Inc. that became effective on December 8, 1999), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  September 12, 2000


                               /S/ CHRIS T. KENNY
                              ----------------------------------------------
                              Chris T. Kenny
                              Staff Vice President and Controller
                              Continental Airlines, Inc.

                                POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-3, or other appropriate Form, relating to the offer of up to $1,700,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $756,683,000 unissued balance of pass through certificates under a shelf registration statement of Continental Airlines, Inc. that became effective on December 8, 1999), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  September 12, 2000


                              /S/ GREGORY D. BRENNEMAN
                              ----------------------------------------------
                              Gregory D. Brenneman
                              President, Chief Operating Officer and Director Continental Airlines, Inc.

                                POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-3, or other appropriate Form, relating to the offer of up to $1,700,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $756,683,000 unissued balance of pass through certificates under a shelf registration statement of Continental Airlines, Inc. that became effective on December 8, 1999), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  September 12, 2000


                              /S/ DAVID BONDERMAN
                              ----------------------------------------------
                              David Bonderman
                              Director
                              Continental Airlines, Inc.

                                POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-3, or other appropriate Form, relating to the offer of up to $1,700,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $756,683,000 unissued balance of pass through certificates under a shelf registration statement of Continental Airlines, Inc. that became effective on December 8, 1999), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  September 13, 2000


                              /S/ THOMAS J. BARRACK, JR.
                              ----------------------------------------------
                              Thomas J. Barrack, Jr.
                              Director
                              Continental Airlines, Inc.

                                POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-3, or other appropriate Form, relating to the offer of up to $1,700,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $756,683,000 unissued balance of pass through certificates under a shelf registration statement of Continental Airlines, Inc. that became effective on December 8, 1999), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  September 12, 2000


                              /S/ KIRBYJON H. CALDWELL
                              ----------------------------------------------
                              Kirbyjon H. Caldwell
                              Director
                              Continental Airlines, Inc.

                                POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-3, or other appropriate Form, relating to the offer of up to $1,700,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $756,683,000 unissued balance of pass through certificates under a shelf registration statement of Continental Airlines, Inc. that became effective on December 8, 1999), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  September 12, 2000


                              /S/ PATRICK FOLEY
                              ----------------------------------------------
                              Patrick Foley
                              Director
                              Continental Airlines, Inc.

                                POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-3, or other appropriate Form, relating to the offer of up to $1,700,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $756,683,000 unissued balance of pass through certificates under a shelf registration statement of Continental Airlines, Inc. that became effective on December 8, 1999), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  September 12, 2000


                              /S/ DOUGLAS H. MCCORKINDALE
                              ----------------------------------------------
                              Douglas H. McCorkindale
                              Director
                              Continental Airlines, Inc.

                                POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-3, or other appropriate Form, relating to the offer of up to $1,700,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $756,683,000 unissued balance of pass through certificates under a shelf registration statement of Continental Airlines, Inc. that became effective on December 8, 1999), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  September 12, 2000


                              /S/ GEORGE G. C. PARKER
                              ----------------------------------------------
                              George G. C. Parker
                              Director
                              Continental Airlines, Inc.

                                POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-3, or other appropriate Form, relating to the offer of up to $1,700,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $756,683,000 unissued balance of pass through certificates under a shelf registration statement of Continental Airlines, Inc. that became effective on December 8, 1999), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  September 12, 2000


                              /S/ RICHARD W. POGUE
                              ----------------------------------------------
                              Richard W. Pogue
                              Director
                              Continental Airlines, Inc.

                                POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-3, or other appropriate Form, relating to the offer of up to $1,700,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $756,683,000 unissued balance of pass through certificates under a shelf registration statement of Continental Airlines, Inc. that became effective on December 8, 1999), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  September 12, 2000


                              /S/ WILLIAM S. PRICE III
                              ----------------------------------------------
                              William S. Price III
                              Director
                              Continental Airlines, Inc.

                                POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-3, or other appropriate Form, relating to the offer of up to $1,700,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $756,683,000 unissued balance of pass through certificates under a shelf registration statement of Continental Airlines, Inc. that became effective on December 8, 1999), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  September 12, 2000


                              /S/ DONALD L. STURM
                              ----------------------------------------------
                              Donald L. Sturm
                              Director
                              Continental Airlines, Inc.

                                POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-3, or other appropriate Form, relating to the offer of up to $1,700,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $756,683,000 unissued balance of pass through certificates under a shelf registration statement of Continental Airlines, Inc. that became effective on December 8, 1999), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  September 12, 2000


                              /S/ KAREN HASTIE WILLIAMS
                              ----------------------------------------------
                              Karen Hastie Williams
                              Director
                              Continental Airlines, Inc.

                                POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Lawrence W. Kellner, Jeffery A. Smisek, Jennifer L. Vogel and Scott R. Peterson, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-3, or other appropriate Form, relating to the offer of up to $1,700,000,000 aggregate face amount of pass through certificates (collectively, the "Securities") (which amount includes $756,683,000 unissued balance of pass through certificates under a shelf registration statement of Continental Airlines, Inc. that became effective on December 8, 1999), and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  September 12, 2000


                              /S/ CHARLES A. YAMARONE
                              ----------------------------------------------
                              Charles A. Yamarone
                              Director
                              Continental Airlines, Inc.